EXHIBIT 10.1 (b)

                                    AMENDMENT

                                       TO

                             NOTE PURCHASE AGREEMENT

Amendment made this 18th day of April 2000, by and between the Price Family Charitable Trust, a California Trust, (the "Buyer") and PriceSmart, Inc., a Delaware corporation ("Seller").
                                    RECITALS

     1. Buyer and Seller are parties to a Note Purchase Agreement dated April
        5, 2000    (the "Agreement");

     2. Buyer and Seller have determined there are typographical errors in Exhibit A captioned "Property" of the Agreement and wish to correct such errors.

Now, therefore, the parties hereto agree as follows:

     1. Exhibit A of the Agreement is deleted in its entirety and replaced with a new Exhibit A attached herein;

     2. Subject to the amendment herein, the Agreement remains in full force and effect.

Executed as of the date first written above.

PriceSmart, Inc.                            Price Family Charitable Trust


By: /s/ Robert M. Gans                      By: /s/ Sol Price
    ---------------------------------           -------------------------
Its: Executive Vice President               Its: Trustee
     --------------------------------            ------------------------

                                    EXHIBIT A
                                    PROPERTY


I  CITY NOTES

                                                                                           Note
Maker of Note                                             Date of Note                 Face Amount     Purchase Price
-------------                                             ------------                 -----------     --------------
Azusa Redevelopment Agency                                10/04/88                      $4,650,000       $ 2,110,000
Redevelopment Agency of City of Corona                     4/01/88 amend 12/17/90       $9,000,000       $ 5,483,000
Fountain Valley Agency for Community Development           1/10/89                      $8,802,517       $ 3,236,000
Community Redevelopment Agency of the City of
   Moreno Valley                                           2/17/93                      $2,462,131       $ 1,207,000
Rancho Cucamonga Redevelopment Agency                      2/04/92                      $3,756,615       $ 1,448,000
San Juan Capistrano Community Redevelopment Agency         6/04/87                      $5,107,517       $   924,000
City of Santa Clarita                                      2/26/91                      $2,557,436       $ 2,249,000
The Redevelopment Agency of the City of Signal Hill       10/29/91                      $5,000,000       $ 4,417,000
City of South San Francisco                                4/29/88                      $2,270,000       $   560,000
City of Chula Vista (Rancho del Rey)                       6/04/93                      $1,892,000       $   899,000
                                                                                                         -----------
                                                                                                         $ 22,533,000

II CITY CONTRACTUAL RIGHTS

1. Includable with the promissory note issued by the San Juan Capistrano Redevelopment Agency is all of the Seller's right, title and interest in the Auto Tax Revenues, as defined in the Disposition and Development Agreement dated December 16, 1986 between The Price Company and the San Juan Capistrano Community Redevelopment Agency as amended by an Amendment to Disposition and Development Agreement and Promissory Note dated October 1, 1991 and Second Amendment to Disposition and Development Agreement and Promissory Note dated June 20, 1994.

2. Includable with the promissory note issued by the City of South San Francisco is:

         A) All of the Seller's right, title and interest in that certain Agreement (referred to in the promissory note) which Agreement is dated April 29, 1988 by and between the City of South San Francisco and The Price Company, including, but not limited to the option to purchase the "Pyramid Property", as referred to in said Agreement.

         B) All of the Seller's right, title and interest under that certain Agreement dated August 29, 1994 by and among Price/Costco, Inc., The Price Company and Price Enterprises, Inc., which agreement pertains to certain "set-off amounts" payable by The Price Company.